Transamerica Financial Life Insurance Company

440 Mamaroneck Ave

Harrison, New York 10528

September 4, 2020

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

RE: Transamerica Variable Funds (the "Registrant")

(1933 Act File No.: 033-73734)

Ladies and Gentlemen:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the "Act"), Transamerica Variable Funds, a unit investment trust registered under the Act, recently mailed to its contract owners the semi- annual report for the underlying management investment companies listed below. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. Pursuant to Rule 30e-1 under the Act, the following semi- annual reports were filed, or will be filed, with the Commission via EDGAR:

•Calvert Variable Series, Inc., SEC File No. 811-03591

To the extent necessary, these filings are incorporated by reference.

Very truly yours,

/s/ Gregory E. Miller-Breetz

Gregory E. Miller-Breetz

Deputy Secretary and Deputy General Counsel